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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our report (and all references to our firm) included in or made a part of this registration statement.


/s/ Arthur Andersen LLP








Atlanta, Georgia
January 6, 1998